UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2015

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001- 34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road
Princeton Junction, New Jersey	08550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On October 7, 2015, Mistras Group, Inc. (the “Company,” “we” or “us”) issued a press release announcing the financial results for the first quarter, which ended August 31, 2015, of the fiscal year ending May 31, 2016.  A copy of the press release is attached as Exhibit 99.1 to this report.

Disclosure of Non-GAAP Financial Measures

In the press release attached, the Company uses the terms “Adjusted EBITDA” which is not a measure of financial performance under U.S. generally accepted accounting principles (“GAAP”). Information regarding this non-GAAP financial measure and its use by the Company is set forth in the Company’s annual report on Form 10-K filed August 12, 2015.

The tables attached to the press release also include the non-GAAP financial measure “Segment and Total Company Income (Loss) from Operations before Acquisition-Related Expense (Benefit), net,” which is not a measure of financial performance under U.S. generally accepted accounting principles (“GAAP”). This non-GAAP measure excludes from the GAAP measure income from operations (a) transaction expenses related to acquisitions, such as professional fees and due diligence costs and (b) the net changes in the fair value of acquisition-related contingent consideration liabilities. The press release also refers to the non-GAAP measure "free cash flow." Information regarding these non-GAAP financial measures and its use by the Company are also set forth in the Company’s annual report on Form 10-K filed August 12, 2015.

Item 8.01. Other Events.

On October 7, 2015, the Company announced that its Board of Directors authorized a stock repurchase program of up to $50 million of the Company’s outstanding common stock. The shares may be repurchased from time to time in open market transactions at prevailing market prices or by other means in accordance with federal securities laws. The actual timing, number and value of shares repurchased under the program will be determined by management at its discretion and will depend on a number of factors, including the market price of the Company's stock, general market and economic conditions, legal requirements and compliance with the terms of the Company's credit facility.

Item 9.01.  Financial Statement and Exhibits

(d)  Exhibits

99.1                        Press release issued by Mistras Group, Inc. dated October 7, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: October 7, 2015	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit No.	Description
99.1	Press release issued by Mistras Group, Inc. dated October 7, 2015

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